FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of October_1, 1996 by and between LABCOR III LIMITED PARTNERSHIP ("Seller") and CS FIRST BOSTON MORTGAGE CAPITAL CORP. ("Purchaser").

                                   RECITALS

     A. Purchaser and Seller have heretofore entered into a certain Purchase and Sale Agreement dated as of August 8, 1996 ("Agreement") providing for the sale by Seller to Purchaser of a certain Loan (terms not defined herein shall have the meanings provided in the Agreement).

     B. Pursuant to Section 6(g) of the Agreement, the obligation of Seller and Purchaser to consummate the purchase and sale of the Loan as provided in the Agreement is subject to the condition that the holder of the Prior Mortgage either (i) consents in writing to the transactions contemplated by the Agreement or (ii) acknowledges in writing that such consent is not required under the Prior Mortgage Loan Documents or any agreement between the holder of the Prior Mortgage Loan (hereinafter "Prudential") and Seller.

     C. In lieu of the satisfaction of the condition set forth in Section 6(g) of the Agreement, Purchaser has offered to purchase the Prior Mortgage Loan from Prudential at par, on a non-recourse basis, subject to Seller's agreement to provide Purchaser with a credit against the Purchase Price of the Loan as provided herein.

     NOW, THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby amend the Agreement as follows:

     1. Except as provided below, Purchaser and Seller agree that the Closing, as provided for in Section 6(g) of the Agreement, shall occur simultaneously with the closing of the transfer from Prudential to Purchaser of the Prior Mortgage Loan, and that the Closing Date shall occur on or before October 1, 1996.

     2. At the Closing, Seller shall provide Purchaser with a credit against the Purchase Price equal to three percent (3%) of the unpaid principal balance of the Prior Mortgage Loan (determined as of the date such unpaid principal balance is calculated in determining the purchase price payable by Purchaser to Prudential for such loan).

     3. Each of the references to a 90-day period in (i)_the last paragraph of Section 7 of the Agreement, (ii)_the last paragraph of Section 8 of the Agreement and (iii)_Section 17(a) of the Agreement is hereby amended to 89 days.
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     IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this
Amendment as of the day and year first above written.


                         SELLER:

                         LABCOR III LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By: Balcor Mortgage Advisors II, an Illinois general partnership, its general partner

                              By:  RGF-Balcor Associates II, an Illinois
                                   general partnership, a general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner


                                        By:   /s/ Daniel L. Charleston
                                             -----------------------------
                                        Name:     Daniel L. Charleston
                                             -----------------------------
                                        Title:    Authorized Agent
                                             -----------------------------


                         PURCHASER:

                         CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                         a Delaware corporation


                         By:   /s/ Bradley A. Settleman
                              ----------------------------------
                         Name:     Bradley A. Settleman
                              ----------------------------------
                         Title:    Vice President
                              ----------------------------------
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